QUARTERLY FINANCIAL DATA (UNAUDITED)	12 Months Ended
Dec. 31, 2013
Quarterly Financial Information Disclosure [Abstract]
QUARTERLY FINANCIAL DATA (UNAUDITED)
QUARTERLY FINANCIAL DATA (UNAUDITED)
Summarized quarterly financial data is as follows:

	Three Months Ended
	March 31	June 30	September 30	December 31
	(In thousands; except per share data)
2013:
Revenues	$161,448	$162,499	$176,792	$173,947
Operating income (loss)	5,734	11,975	8,536	(883)
Net income (loss) applicable to common shareholders	(2,725)	(622)	2,421	(5,131)
Basic income (loss) per common share	$(0.19)	$(0.04)	$0.17	$(0.35)
2012:
Revenues	$147,236	$132,842	$161,332	$159,027
Operating income (loss)	9,086	(4,262)	15,451	8,597
Net income (loss) applicable to common shareholders	518	(12,423)	7,282	(3,963)
Basic income (loss) per common share	$0.04	$(0.89)	$0.52	$(0.28)

During the second quarter of 2012, the Company revised its preliminary allocation of the Kemmerer Mine purchase price for $2.2 million of deferred revenue. Adjustments to preliminary fair values are assumed to have been made as of the acquisition date. As a result, additional revenue of approximately $1.3 million was subsequently recorded in the first quarter of 2012, compared to what was originally reported in the Form 10-Q for the three months ended March 31, 2012. The information above for the three months ended March 31, 2012 reflects this additional revenue.

During the fourth quarter of 2013, as a result of a review of useful lives assigned to assets under capital leases and an evaluation of other operating income, the Company recorded $1.5 million of additional net expense related to prior years. In accordance with applicable U.S. GAAP, management quantitatively and qualitatively evaluated the impact and determined it to be immaterial to the Company's 2013 consolidated financial statements.